UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
July 8, 2005

The Walt Disney Company

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11605 (Commission File Number)	95-4545390 (IRS Employer Identification No.)

500 South Buena Vista Street Burbank, California (Address of principal executive offices)	91521 (Zip Code)

(818) 560-1000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit 99

Item 8.01 Other Events

     On July 8, 2005, the Registrant, Roy E. Disney and Stanley P. Gold issued a joint statement relating to the settlement of litigation previously disclosed by the Registrant. A copy of the joint statement is attached as Exhibit 99 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

Exhibit 99:	Joint Statement From The Walt Disney Company And Roy E. Disney And Stanley P. Gold

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company
By:	/s/ Roger J. Patterson
Roger J. Patterson
Vice President, Counsel

Dated: July 14, 2005